                                                                   EXHIBIT 10.10


                       CONFIDENTIAL TREATMENT REQUESTED
           CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED
              AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


                 1996 GRAPE, JUICE AND WINE PURCHASE AGREEMENT
              DELICATO VINEYARDS & BERINGER WINE ESTATES COMPANY

THIS AGREEMENT is between DELICATO VINEYARDS, a California Corporation,
--------------
(hereinafter referred to as "DELICATO"), and BERINGER WINE ESTATES COMPANY, a Delaware Corporation, (hereinafter referred to as "BERINGER"). DELICATO and BERINGER are entities duly organized, validly existing, and in good standing under the laws of the State of California, with the authority to carry on and do business as hereinafter described. SAN BERNABE VINEYARDS is a wholly owned subsidiary of DELICATO VINEYARDS representing vineyards located near King City, Monterey County, and is hereinafter referred to as "VINEYARDS".

PURPOSE This Agreement shall provide a written confirmation of DELICATO's
-------
obligation to provide for BERINGER, and BERINGER's obligation to purchase from DELICATO, grapes produced from VINEYARDS (hereinafter referred to as "GRAPES"), and juice to be produced from grapes from VINEYARDS (hereinafter referred to as "JUICE"), and wine to be produced from grapes from VINEYARDS (hereinafter
referred to as "WINE") in the quantity and manner described herein.   Specific
schedules for quantities, pricing, vineyard identification, and production standards are incorporated into this Agreement by way of attached Exhibits as follows:

EXHIBIT "A":  BERINGER Schedule Of GRAPES, JUICE and WINE Quantities
              And Price Per Unit
EXHIBIT "B":  BERINGER Vineyard Block Assignment
EXHIBIT "C":  BERINGER Grapes, Juice and Wine Standards

TERM The term of this Agreement shall be for the period commencing with the date
----
of this executed Agreement through the 2010 harvest.

PRICES The respective GRAPES prices are specified in EXHIBIT "A" and apply to
------
GRAPES on an F.O.B. roadside basis. The respective JUICE prices are specified in EXHIBIT "A" and apply to JUICE on an F.O.B. Cypress Ridge Winery, King City, basis. The respective WINE prices are specified in EXHIBIT "A" and apply to WINE on an F.O.B. DELICATO, Manteca, basis.

PAYMENT Payment for GRAPES shall be made according to the shipments of GRAPES to
-------
BERINGER as determined by Weigh Tags from certified scales by public weigh master from where such GRAPES are received. Payment for JUICE and WINE shall be made according to the shipments of JUICE and WINE to BERINGER as determined by Weigh Tags from certified scales by public weigh master from where such JUICE or WINE is shipped. For each harvest, a partial payment of one-third (1/3) of total amount due to DELICATO from BERINGER shall be made on November 1st of the year of harvest, a partial payment of one-third (1/3) of total amount due to DELICATO from BERINGER shall be made on December 1st of the year of harvest, and a final payment for the balance of the total amount due to DELICATO from BERINGER shall be made on January 15th of the year following harvest.

        In the event that BERINGER fails to pay any amounts for GRAPES, JUICE or WINE provided for BERINGER according to the terms of this Agreement within fifteen (15) days of the scheduled due date, DELICATO shall have the right to withhold any future deliveries of GRAPES, JUICE and WINE during this period of delinquency, in addition to any other remedies provided for by law or in this Agreement. In addition to withholding deliveries, DELICATO may elect to collect a Late Payment equal to the lesser of one and one-half percent (1.5%) per month or the maximum allowable by law, on the outstanding balance owed for the period of delinquency.


                                       1

12/15/96

Initials:

BERINGER                DELICATO
        ______________          ________________

1996 Grape, Juice and Wine Purchase Agreement revision of 12/15/96
Page 2


WARRANTY OF PLANTING AND VINEYARD MODIFICATION GRAPES or grapes that are
----------------------------------------------
utilized in the production of JUICE or WINE sold to BERINGER shall exclusively originate from VINEYARDS located in Monterey County, California. DELICATO represents that the vineyard block designations described in EXHIBIT "B" shall be planted in 1997 and 1998 to the varieties of grapes on the approximate acreage as indicated in EXHIBIT "B". DELICATO additionally warrants that VINEYARDS shall be cultivated in accordance with good and prevailing vineyard practices. DELICATO reserves the right to replant, remove, or graft vines in the event that they become uneconomic to farm as a result of disease. In the event that any such modification affects the supply commitment subject this Agreement, DELICATO shall endeavor to substitute other suitable grapes from the vineyard that are both acceptable to BERINGER and not committed to prior sale.

WARRANTY OF EXCLUSIVE SALE/TITLE & ENCUMBRANCES DELICATO represents that it has
-----------------------------------------------
not sold or contracted to sell to anyone else GRAPES or the grapes that are utilized in the production of JUICE and WINE herein sold to BERINGER, and that said GRAPES, JUICE and WINE are now and will be kept free of any and all liens and encumbrances except as may be secured for crop financing and/or working capital with VINEYARDS' and DELICATO's lender.

Acceptance of GRAPES, JUICE and WINE by BERINGER shall occur upon the earlier of
1) shipment of GRAPES, JUICE or WINE from the respective F.O.B. point, 2) approval by BERINGER of samples of GRAPES, JUICE or WINE, or 3) payment by BERINGER for GRAPES, JUICE or WINE. It is expressly agreed that upon acceptance of GRAPES, JUICE or WINE by BERINGER, title to said GRAPES, JUICE or WINE shall immediately vest in BERINGER. BERINGER hereby grants to DELICATO a security interest in the GRAPES, JUICE and WINE in order to secure BERINGER's obligations hereunder. DELICATO will retain such security interest and any applicable statutory lien in any such GRAPES, JUICE and W1NE until any amounts owed to DELICATO by BERINGER hereunder are paid in full. DELICATO may, at its discretion, file a UCC-1 Financing Statement and Security Agreement to provide notice of its continuing security interest in all GRAPES, JUICE or WINE until all payments are received. BERINGER agrees to cooperate in completing any documentation in support of such retained interest.

DELICATO agrees to execute and deliver a Bill of Sale for the GRAPES, JUICE or WINE herein sold to BERINGER. BERINGER will file the fully executed Bill Of Sale with the San Joaquin County Recorder. Upon full payment of any amounts owed to DELICATO by BERINGER hereunder, DELICATO hereby grants BERINGER a security interest in the GRAPES, JUICE or WINE stored on DELICATO's premises in order to secure BERINGER's interest therein. DELICATO agrees to execute and deliver to BERINGER a UCC-1 Financing Statement and Security Agreement, provided by BERINGER, so that BERINGER can provide notice of its continuing security interest in all wine until it is shipped from DELICATO's premises.

INSURANCE, TAXES AND OTHER ASSESSMENTS As applicable to JUICE or WINE during the
-------------------------------------
term of this Agreement, BERINGER shall maintain in full force and effect, normal property insurance in the amounts at least sufficient to protect the interests of both DELICATO and BERINGER in the JUICE or WINE. BERINGER shall provide a certificate of insurance to DELICATO to show evidence of such coverage. Any such policy or policies of insurance shall include waiver of subrogation clauses as to any insured loss arising while the JUICE or WINE is in the possession or under the control of DELICATO except for losses arising solely from DELICATO's negligence or willful misconduct.

     As applicable to GRAPES, JUICE and WINE, BERINGER is to pay all taxes and assessments applicable to its owned property, including "California Vintner fees".

Initials:

BERINGER                DELICATO
        ______________          ________________

1996 Grape, Juice and Wine Purchase Agreement revision of 12/15/96
Page 3


PICKING & DELIVERY DELICATO shall provide BERINGER notification whereby DELICATO
------------------
believes the GRAPES or grapes that are utilized in the production of JUICE or WINE are expected to be within the maturity ranges specified in EXHIBIT "C".

        Mechanical harvesting of grapes shall be specifically permitted. DELICATO shall endeavor to provide a minimum of 48 hours prior notice to BERINGER so that BERINGER may elect to inspect harvesting equipment for cleanliness and to enter VINEYARDS for purposes of ensuring the correctness of the varietal status of the grapes duly harvested.

        Not withstanding the foregoing, BERINGER may request Pinot Noir GRAPES sold herein to be hand harvested into BERINGER furnished 1,000 pound bins. DELICATO will review the resulting harvest labor requirements and will try to facilitate BERINGER's request. If hand harvesting of all or any of Pinot Noir GRAPES is deemed unfeasible in DELICATO's sole discretion, DELICATO shall not be required to hand harvest Pinot Noir GRAPES. BERINGER agrees to reimburse DELICATO for all tons hand harvested by an amount equal to (i) the then-current going rate for hand picking less (ii) the then-current going rate for mechanical harvesting.

WARRANTY OF GRAPE STANDARDS DELICATO warrants that all grapes delivered under
---------------------------
this Agreement for the production of JUICE or WINE shall at point of delivery be sound, mature grapes of the variety and appellation represented, free from commercial defects, in good merchantable condition, and are grapes suitable for crushing into JUICE or WINE, at the state of maturity BERINGER specifies hereunder, fully comply with all applicable Federal and State laws and regulations, and at the time and at the point of delivery are not adulterated or misbranded under the meaning of the Federal Food, Drug, and Cosmetic Act, or regulations issued thereunder, and not an article which may not, under the provisions of Section 404 or Section 505 of the Act, be introduced into interstate commerce; and that there are not, in or on said grapes, pesticide residues prohibited by, or in excess of tolerances established by the Environmental Protection Agency or the Federal Food, Drug, and Cosmetic Act, or regulations issued thereunder.

        DELICATO further warrants that all GRAPES or grapes that are utilized in the production of JUICE or WINE hereunder shall not have been treated with any pesticide, the application of which does not conform to all local, state and federal laws and regulations. The dosage and time of application of pesticides, herbicides, nematicides, and other chemical applications must have been controlled and recorded according to recommendations of the California Department of Agriculture so that the residues are within tolerances for grapes by law.

        DELICATO shall become knowledgeable of the requirements of California Proposition 65 (Safe Drinking Water and Toxic Enforcement Act of 1986), including the continually updated list of chemicals and substances which pose a significant risk of cancer or reproductive toxicity via ground water, food, environment, occupational or other contamination.

        No chemical listed pursuant to California Health and Safety 25249.8, as such chemical may appear at Title 22, California Code of regulations, Section 12.000, as amended ("Proposition 65") shall be applied to any GRAPES or grapes that are utilized in the production of JUICE or WINE without BERINGER's prior written approval; any such approved application shall be made only for the purpose for which BERINGER has given its prior written approval. Approval shall require a written recommendation by a certified Pest Control Advisor. DELICATO further guarantees and warrants that any GRAPES or grapes that are utilized in the production of JUICE or WINE for which no request for application of Proposition 65 chemicals is made or for which BERINGER does not approve such application shall be free from such chemicals. BERINGER reserves the right not to accept any GRAPES or grapes that are utilized in the production of JUICE or WINE which do not conform to this provision and/or collect direct and consequential damages.

        Further, DELICATO agrees to make no chemical applications of any kind to any GRAPES or grapes that are utilized in the production of JUICE or WINE delivered hereunder


Initials:

BERINGER                DELICATO
        ______________          ________________

1996 Grape, Juice and Wine Purchase Agreement revision of 12/15/96
Page 4


from August 1st or veraison, whichever comes first, through harvest, without the prior written approval of BERINGER. DELICATO shall maintain complete and accurate written records with respect to every pesticide application and shall furnish the same to BERINGER prior to September 15th of each harvest year. As used herein, "pesticide" includes, without limitation, all herbicides, fungicides (including sulfur and sulfur-based compounds), insecticides and miticides.

INSPECTION As it applies to GRAPES or grapes that are utilized in the production
----------
of JUICE or WINE, inspection shall be made at the point of grape delivery for crushing. All grading and inspection shall be by the Director of the State of California, Department of Food and Agriculture or County Agriculture Commissioner, one of its deputies or inspectors, or other approved methods by parties acceptable to DELICATO and BERINGER. DELICATO and BERINGER agree to accept and be bound by the methods of such parties in the sampling, testing, and grading for establishing sugar content (/0/Brix) to the nearest tenth of a degree, the presence of material other than grapes (M.O.G.), Volatile Acid and Ethyl Alcohol.

        During the term of this Agreement, BERINGER's representatives shall have the right to enter VINEYARD or processing facilities during normal business hours upon notification of their arrival, for the purpose of inspecting, testing, or observing the harvest and delivery of any such contracted grapes or resulting juice or wine.

REJECTIONS DELICATO agrees that BERINGER shall have the right to reject any and
----------
all GRAPES, JUICE or WINE delivered or tendered which do not fully comply with the standards set forth in this Agreement for said products by giving notice verbally or in writing of any such rejection to DELICATO, provided, however, that the rejection of any partial delivery or deliveries shall not relieve either DELICATO or BERINGER from their obligation to deliver and receive the balance of products purchased hereunder and to this extent this Agreement is severable; provided further, that failure of BERINGER to reject any products hereunder shall not constitute a waiver on its part and does not waive any part of the DELICATO's warranties.

        All GRAPES or grapes that are utilized in the production of JUICE or WINE delivered hereunder shall be delivered in containers containing only one
(1) grape variety. Any containers containing more than one (1) variety shall be rejected by BERINGER. Grapes of the same varieties but from different lots shall also be delivered in separate containers. Any container containing more than one
(1) lot will be rejected by BERINGER.

        BERINGER shall make its best faith effort to contact DELICATO as soon as possible regarding any intended rejection in order to allow DELICATO an opportunity to minimize any additional expenses in re-marketing or disposing of such rejected delivery of product. In the event that rejection of GRAPES, JUICE or WINE results from the actions of any third party, such as a contract hauler, both parties shall cooperate to process and expedite the claim for damages with that outside party.

MISCELLANEOUS
-------------

        In the event either party is unable to carry on its normal operations or is compelled to reduce or suspend its operations because of forces beyond its immediate reasonable control including, but not limited to, laws, court orders, labor disputes, fire, war, weather, or acts of God, but excluding the financial impairment or insolvency of either party, the party so affected shall, while so affected, be relieved to that extent from performing its obligation hereunder. In such event such party shall take all reasonable measures to remove the disability and resume full performance hereunder at the earliest possible date.

        This Agreement shall be governed by the laws of the State of California including as to matters of validity, construction and performance. If there is a dispute between the parties, both parties agree to meet in a good faith effort to resolve the dispute. If there is no resolution, the parties will choose a method of binding arbitration. If the method of arbitration cannot be agreed

Initials:


BERINGER                DELICATO
        ______________          ________________

1996 Grape, Juice and Wine Purchase Agreement revision of 12/15/96
Page 5

upon in one week, then it will proceed according to the California Code of Civil Procedure regarding arbitration.

        This Agreement shall be deemed modified to the extent necessary to comply with applicable valid State and Federal laws, rules or regulations pursuant thereto and any applicable valid marketing order or agreement under authority of State or Federal law.

        This Agreement does not constitute either party as the agent, partner, joint-venturer or legal representative of the other for any purpose whatsoever. Neither party is granted an express or implied right or authority by the other party to assume or create any obligation or responsibility on behalf of or in the name of the other party.

        No failure or omission by either party to insist upon or enforce any of the terms hereof shall be deemed a waiver of such terms unless the same shall be in writing and signed by the waiving party. Waiver of a term or default at any time shall not be deemed a waiver of any other term or default, or of the same term or default at another time.

        Time is of the essence of this Agreement and each and every provision thereof.

        The titles contained in article headings of this Agreement are merely for convenience and are not intended to give notice of all of the matter in the articles following such titles. Said titles do not constitute any part of this Agreement and are not to be considered in its interpretation.

        If any part or parts of this Agreement are found to be illegal or unenforceable, the remainder shall be considered severable, shall remain in full force and effect, and shall be enforceable.

        At the request of either party, the parties shall, execute, acknowledge, and record a memorandum of this Agreement.

        Neither party shall make public this Agreement or any announcements related to this Agreement or the operations performed under this Agreement without the written consent of the other party, except to the extent such information is disclosed: (1) to any governmental or regulatory authority in the course of its duties, (2) pursuant to subpoena or other legal process, (3) to either party's lender or lenders, or (4) to a third party, in connection with the sale of goods or products to such party, provided, however, such permitted disclosure shall be limited to source information and, provided further, that the financial details of this Agreement may not be disclosed to such party.

        No renewal of this Agreement or modification or waiver of any of its provisions, or any future representations, promises, conditions in connection with its subject matter, shall be binding upon the parties unless made in writing and signed on each of the parties behalf by its authorized officer.

        This Agreement is binding upon the successors and assigns of the parties; provided however this Agreement and the rights hereunder cannot be assigned, in whole or in part, without the prior written consent of the parties. Such consent shall not be unreasonably withheld. In the case of an assignment by BERINGER, DELICATO's failure to consent will not be deemed unreasonable if DELICATO reasonably believes that the assignee will be unable to perform its obligations under this Agreement. Either party may assign any rights to payment which may accrue to it hereunder to any third party, including a bank or financial institution.

        All notices shall be in writing, unless otherwise specifically provided herein, and shall be deemed to have been given if delivered by hand or mailed by registered or certified mail, postage prepaid, addressed as follows:

          DELICATO:                BERINGER:
          Mr. Vincent Indelicato   Robert E. Steinhauer and/or
          DELICATO VINEYARDS       George Buonaccorsi
          12001 S. Hwy 99,         Beringer Wine Estates Co.
          Manteca, Ca. 95336       P.O. Box 111
                                   St. Helena, CA 94574
                                   (Fed. Express: 1000 Pratt Ave.)

Initials:

BERINGER                DELICATO
        ______________          ________________

1996 Grape, Juice and Wine Purchase Agreement revision of 12/15/96
Page 6

          Phone: (209)239-1215     Phone: (707)963-7115
          FAX: (209) 239-8031      FAX: (707) 963-5054

ENTIRE AGREEMENT: This 1996 Grape, Juice and Wine Purchase Agreement contains
----------------
the entire agreement between the parties concerning the subject matter herein and there are no understandings or agreements which are not set forth herein. All EXHIBITS to this Agreement are hereby incorporated by this reference as if set out in full.

IN WITNESS WHEREOF, the parties have executed this Agreement on the 31st day of December, 1996.

DELICATO VINEYARDS                  BERINGER WINE ESTATES COMPANY

By: /s/ Vincent Indelcato           By: /s/ Robert E. Steinhauer
    ______________________________     ______________________________
    VINCENT INDELICATO

Its: President                      Its: Sr. Vice President - Vineyard
                                         Operations

This Agreement is not valid unless signed or countersigned by a BERINGER and DELICATO officer or duly authorized agent of BERINGER and DELICATO, with all such signatures being executed within 30 days of the date shown above.


Initials:

BERINGER                DELICATO
        ______________          ________________

                                  EXHIBIT "A"


                 1996 GRAPE, JUICE AND WINE PURCHASE AGREEMENT
                  BERINGER SCHEDULE OF GRAPES, JUICE AND WINE
                         QUANTITIES AND PRICE PER UNIT

For each harvest during the term of this Agreement, DELICATO is obligated to provide for BERINGER, and BERINGER is obligated to purchase from DELICATO,
      1)  Pinot Noir GRAPES in the quantities stated below; and,
      2)  Chardornnay JUICE in the quantities stated below; and,
      3)  Chenin Blanc WINE in the quantities stated below; and,
      4)  Cabernet Sauvignon WINE in the quantities stated below;
      5)  Cabernet Franc WINE in the quantities stated below; and,
      6)  Merlot WINE in the quantities stated below.


The following quantities apply to each harvest for the entire duration of this
Agreement:

--------------------
1997 Acres Planted
1998 Acres Planted                   ***
--------------------


Harvest
--------------------
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010


The quantities shown above reflect an estimate of VINEYARDS grape production levels expected from the specific Block assignments and allocations described in Exhibit "B". The final GRAPE quantities to be delivered by DELICATO to BERINGER under this Agreement for each year shall be the actual grapes produced for each of the respective Block assignments and allocations described in Exhibit "B". The final JUICE or WINE quantities to be delivered by DELICATO to BERINGER under this Agreement for each year shall be calculated by multiplying the actual grapes produced for each of the respective Block assignments and allocations described in Exhibit "B", by a yield factor of 170 gallons per ton of grapes.


                                                                     EXHIBIT "A"

***[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.]

                                       1

Initials:

BERINGER                DELICATO
        ______________          ________________

DELICATO shall promptly notify BERINGER of any change in the physical condition of the Block assignments and allocations contained herein, or any projected production shortfall, which might reasonably be expected to result in a change of the estimated quantities shown above.


Not withstanding the foregoing, the maximum GRAPE, JUICE or WINE quantities to be delivered by DELICATO to BERINGER under this Agreement for each year, and for each variety, respectively, shall not exceed 105% of the quantities shown above.


For GRAPES delivered under this Agreement, F.O.B. roadside, and JUICE delivered under this Agreement, F.O.B. Cypress Ridge Winery, King City, and for WINE delivered under this Agreement, F.O.B. Delicato, Manteca, the following pricing shall apply.


           Harvest Year       ***        Harvest Year        ***
           ------------                  ------------
              1999                           1999
              2000                           2000
              2001                           2001
              2002                           2002
              2003                           2003
              2004                           2004
              2005                           2005
              2006                           2006
              2007                           2007
              2008                           2008
              2009                           2009
              2010                           2010


           Harvest Year                  Harvest Year
           ------------                  ------------
              1999                           1999
              2000                           2000
              2001                           2001
              2002                           2002
              2003                           2003
              2004                           2004
              2005                           2005
              2006                           2006
              2007                           2007
              2008                           2008
              2009                           2009
              2010                           2010

                                                                     EXHIBIT "A"


***[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.]


                                       2


BERINGER                DELICATO
        ______________          ________________

  Harvest Year     ***             Harvest Year      ***
  ------------                     ------------
     1999                              1999
     2000                              2000
     2001                              2001
     2002                              2002
     2003                              2003
     2004                              2004
     2005                              2005
     2006                              2006
     2007                              2007
     2008                              2008
     2009                              2009
     2010                              2010

In addition to the above Chenin Blanc Wine Price, BERINGER shall reimburse DELICATO for the cost to ship juice from GRAPES crushed at Cypress Ridge Winery to DELICATO's Manteca facility.


                                                                     EXHIBIT "A"

***[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.]

BERINGER                DELICATO
        ______________          ________________

                                  EXHIBIT "B"
                 1996 GRAPE, JUICE AND WINE PURCHASE AGREEMENT
                       BERINGER VINEYARD BLOCK ASSIGNMENT


The following Block assignments and allocations shall be amended after the vineyard has been planted.

                                      ***

                                                                     EXHIBIT "B"

***[CONFIDENTIAL MATERIAL REDACTED AND FILED SEPARATELY WITH THE COMMISSION.]

BERINGER                DELICATO
        ______________          ________________

           [2 PAGES OF MAPS SHOWING ALLOCATION OF VINEYARD ACREAGE]

                                  EXHIBIT "C"

                 1996 GRAPE, JUICE AND WINE PURCHASE AGREEMENT
                   BERINGER GRAPES, JUICE AND WINE STANDARDS

For all GRAPES, JUICE or WINE herein delivered by DELICATO to BERINGER, the following standards shall apply.

I.
   GRAPES or grapes to be utilized in the production of JUICE or WINE for BERINGER shall be harvested upon 48 hours advanced notice by VINEYARDS, subject to reasonable harvesting, delivery and crushing availability by DELICATO. Sugar content ranges are as indicated below. DELICATO shall sample grapes no less than once every 10 days or at the request of BERINGER and provide such fresh samples to either BERINGER or DELICATO for Brix and pH analysis. Based on those results, BERINGER may advise DELICATO as to the time of harvest. Grapes shall be deemed suitable for crushing for JUICE or WINE only if at the time and place of delivery not less than 97.0% of the grapes are free from defects and MOG combined as herein defined, and only if foreign material as herein defined does not exceed 1.0% and Rot and/or Mold does not exceed 2.0% by weight in each load or lot of grapes, and said grapes meet such other standards as are provided for in this Agreement, in accordance with normal wine industry standards then in effect.

   BERINGER and DELICATO recognize that year to year variations in growing and harvest conditions may result in slight variations of the GRAPES or grapes used to produce JUICE or WINE in any given year, and both parties pledge to cooperate in applying regional standards by competent farmers practicing good husbandry in determining the GRAPE suitability, and reasonable industry standards in determining JUICE or WINE suitability.

        "Defect" is defined as decomposition or decay of the berry induced by fungi or bacteria involving shrinkage or change in berry form, and sometimes accompanied by open breaks in the skin not caused by mechanical means.

        "Foreign Material Other Than Grapes" is defined as leaves, leaf stems, canes, and any other materials foreign to grapes which may be in a load or lot of grapes.

II.
   Varietal verification shall be strictly tracked from origin to the point of departure from DELICATO, King City, or DELICATO, Manteca. Such documentation includes, but is not limited to, weight tags of each load representing such load's vineyard name, block number, grape variety, date of delivery, location of the vineyard, vehicle license number, point of receipt for crushing, applicable cellar records, sufficient reference by map to identify the vineyard and a statement or affidavit by DELICATO's representative certifying the variety.

   These documents and records necessary to prove that the GRAPES, JUICE or WINE delivered to BERINGER was produced from the variety or vineyard specified will be accurately maintained and available to BERINGER or applicable regulatory inspectors for a period of three years after each shipment. These records and documents will be available for inspection at DELICATO's Manteca offices. Each transfer document showing movement of GRAPES, JUICE or WINE from DELICATO to BERINGER will fully and accurately represent the correct variety, vineyard, gallonage or other information pertinent to the lot shipped.

For all JUICE herein delivered by DELICATO to BERINGER, the following standards shall apply.
 a)  JUICE processing shall employ the use of "tank press" type pressing only.
 b)  The maximum temperature of JUICE shall be 40/o/ F at time of shipment.
 c) JUICE shall have a maximum spin-solids content of 2 percent at time of shipment.

                                                                    "EXHIBIT "C"

BERINGER                DELICATO
        ______________          ________________

 d) DELICATO shall add to the sulfur dioxide levels of JUICE at the discretion of BERINGER.
 e) BERINGER shall take delivery of JUICE within 48 hours of DELICATO's notification of availability for shipment.
 f) DELICATO and BERINGER agree to address additional reasonable industry juicing standards as directed by BERINGER.

For all WINE herein delivered by DELICATO to BERINGER, the following standards shall apply.
 a) All WINE from white grape varieties, shall be processed to a heat and co1d stable state of processing within the meaning of reasonable industry standards.
 b) All WINE from red grape varieties shall not include cold stabilization or bentonite treatments, but shall include the option of one powder filtration, at no additional charge, at BERINGER's option. Fermentation of red grape varieties shall take place in increments of not more than 100 tons, and DELICATO shall endeavor to ferment in increments as small as it has cooperage available. Upon mutual consent, the method and duration of pumping over wine during red fermentation shall be determined by BERINGER.
 c) DELICATO shall provide its own standard yeast strain, malo-latic strain and bentonite if desired by BERINGER. Should BERINGER prefer to provide one or more of these additives in place or in addition to DELICATO's standard additives, DELICATO shall apply them without any addition or reduction of charge to DELICATO or BERINGER.
 d) DELICATO shall provide storage of WINE extending through July 31st of the year following the respective year of harvest.
 e) DELICATO and BERINGER agree to address additional reasonable industry wine-making standards as directed by BERINGER.

The following sugar content standards for GRAPES or grapes used in the production of JUICE or WINE shall apply. Measurement of such sugar content shall be made on a load by load basis at the point of grape delivery for crushing as provided for in this Agreement. BERINGER shall not be obligated to purchase GRAPES, or JUICE or WINE produced from grapes, with a sugar content below the Minimum Brix Level or above the Maximum Brix Level shown below.


                       Minimum      Target     Maximum
Variety               Brix Level  Brix Level  Brix Level
--------------------  ----------  ----------  ----------
Pinot Noir             22.00/o/    23.50/o/    26.00/o/
Chardonnay             22.00/o/    23.50/o/    26.00/o/
Chenin Blanc           20.00/o/    22.00/o/    24.00/o/
Cabernet Sauvignon     22.00/o/    23.50/o/    26.00/o/
Cabernet Franc         22.00/o/    23.50/o/    26.00/o/
Merlot                 22.00/o/    23.50/o/    26.00/o/

                                                                     EXHIBIT "C"
                                       2


BERINGER                DELICATO
        ______________          ________________